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GRADISON FUNDS
580 WALNUT STREET 1ST FLOOR
CINCINNATI, OH 45202


                         GRADISON ESTABLISHED VALUE FUND
                          GRADISON GROWTH & INCOME FUND
                         GRADISON OPPORTUNITY VALUE FUND
                              Gradison Growth Trust
                       GRADISON OHIO TAX-FREE INCOME FUND
                   Gradison-McDonald Municipal Custodian Trust
                        GRADISON U.S. GOVERNMENT RESERVES
                      Gradison-McDonald Cash Reserves Trust
                         GRADISON GOVERNMENT INCOME FUND
                            Gradison Custodian Trust

                    SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
                           TO BE HELD ON MARCH 5, 1999

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GRADISON GROWTH TRUST, GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST, GRADISON CASH RESERVES TRUST AND GRADISON CUSTODIAN TRUST (the "Trusts") on behalf of the Funds listed above (the "Funds"), for use at a Special Meeting of Shareholders to be held at the offices of the Trusts, 580 Walnut Street, Cincinnati, Ohio, on March 5, 1999, at 9:30 a.m., eastern time. The undersigned hereby appoints Richard Wachterman and Anne
M. Dombrowski and each of them with full power of substitution, as Proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Funds that are held of record by the undersigned on the record date for the Special Meeting upon the matters enumerated below.

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

IMPORTANT NOTICE: Please take a moment now to vote your shares. You may vote directly over the phone by calling 800-786-8764. Representatives are available from 9:00 a.m. to 11:00 p.m. eastern time. You may also fax your ballot to 800-733-1885 or return it in the enclosed postage paid envelope. Internet voting is available at www.proxyvote.com. Your vote is important. Thank you for your prompt action.




          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                    GRADS2        KEEP THIS PORTION FOR YOUR RECORDS

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              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                       DETACH AND RETURN THIS PORTION ONLY

(FUND NAME)



Vote On Proposals
1.   To approve the Agreement and Plan of  Reorganization  and Termination as is
     more  fully  described  in  the  accompanying   Combined   Prospectus/Proxy
     Statement together with each and every of the transactions contemplated thereby.


          For     [ ]              Against [ ]             Abstain [ ]

2. To approve a new investment advisory agreement between the Trust on behalf of the Fund, and McDonald Investments Inc.


          For     [ ]              Against [ ]             Abstain [ ]


3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Signature [PLEASE SIGN WITHIN BOX]    Date
Signature (Joint Owners)              Date

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GRADISON FUNDS
580 WALNUT STREET 1ST FLOOR
CINCINNATI, OH 45202

                          GRADISON INTERNATIONAL FUND
                             Gradison Growth Trust

                    SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
                           TO BE HELD ON MARCH 5, 1999

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GRADISON GROWTH TRUST, GRADISON-MCDONALD MUNICIPAL CUSTODIAN TRUST, GRADISON CASH RESERVES TRUST AND GRADISON CUSTODIAN TRUST (the "Trusts") on behalf of the Funds listed above (the "Funds"), for use at a Special Meeting of Shareholders to be held at the offices of the Trusts, 580 Walnut Street, Cincinnati, Ohio, on March 5, 1999, at 9:30 a.m., eastern time. The undersigned hereby appoints Richard Wachterman and Anne
M. Dombrowski and each of them with full power of substitution, as Proxies of the undersigned to vote at the abovestated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Funds that are held of record by the undersigned on the record date for the Special Meeting upon the matters enumerated below.

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

IMPORTANT NOTICE: Please take a moment now to vote your shares. You may vote directly over the phone by calling 800-786-8764. Representatives are available from 9:00 a.m. to 11:00 p.m. eastern time. You may also fax your ballot to 800-733-1885 or return it in the enclosed postage paid envelope. Internet voting is available at www.proxyvote.com. Your vote is important. Thank you for your prompt action.




          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                    GRADS2        KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                       DETACH AND RETURN THIS PORTION ONLY

(FUND NAME)



Vote On Proposals
1.   To approve the Agreement and Plan of  Reorganization  and Termination as is
     more  fully  described  in  the  accompanying   Combined   Prospectus/Proxy
     Statement together with each and every of the transactions contemplated thereby.


          For     [ ]              Against [ ]             Abstain [ ]

2. To approve a new investment advisory agreement between the Trust on behalf of the Fund, and McDonald Investments Inc.

          For     [ ]              Against [ ]             Abstain [ ]

3. To approve a new investment sub-advisory agreement between Blairlogie Capital Management and McDonald Investments Inc., on behalf of the Fund.

          For     [ ]              Against [ ]             Abstain [ ]

4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Signature [PLEASE SIGN WITHIN BOX]    Date
Signature (Joint Owners)              Date